Loan Reference No: 261305493

HOME SAVINGS

REVOLVING LINE OF CREDIT NOTE

$9,000,000.00 Trumbull **County, Ohio**

May 21 **, 2015**

FOR VALUE RECEIVED, the undersigned **Avalon Holdings Corporation,** an Ohio Corporation, **American Waste Management Services, Inc.,** an Ohio Corporation, **American Landfill Management, Inc.,** an Ohio Corporation, **American Construction Supply, Inc.,** an Ohio Corporation, **American Waste NJ L.L.C.,** a New Jersey Limited Liability Company, **Avalon Golf and Country Club, Inc.,** an Ohio Corporation, **Avalon Lakes Golf, Inc.,** an Ohio Corporation, **Avalon Country Club at Sharon, Inc.,** a Pennsylvania Corporation, **The Avalon Resort and Spa LLC,** an Ohio Limited Liability Company, **The Havana Cigar Shop, Inc.,** a Pennsylvania Corporation, **Avalon Travel, Inc.,** an Ohio Corporation, and **TBG, Inc.,** an Ohio Corporation (**"Borrower"**), hereby promises to pay to the order of **THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN, OHIO** (**"Lender"**), an Ohio Chartered Savings Bank, or the lawful holder hereof, at its office located at 275 West Federal Street, Youngstown, Ohio 44503, or at such other location as Lender or the lawful holder hereof may designate in writing from time to time, in lawful money of the United States of America, in immediately available funds, the principal amount of **Nine Million and 00/100 Dollars ($9,000,000.00)**, or such lesser amount as may be advanced to or for the benefit of Borrower hereunder, together with interest thereon from the date hereof, plus all other charges and amounts, as applicable, pursuant to the terms provided herein.

1. <u>Rate of Interest</u>. Except to the extent otherwise expressly set forth in this Note, all amounts outstanding hereunder shall bear interest at a variable rate per annum which is at all times equal to the **Prime Rate** plus **One Quarter (25)** basis points, adjusted by Lender at the end of each day.

"Prime Rate" shall mean the highest rate published from time to time by *The Wall Street Journal* as the prime rate, or, in the event *The Wall Street Journal* ceases publication of the Prime Rate, then the base, reference, or other rate designated by Lender in its sole discretion, for general commercial loan reference purposes, it being understood that such rate is a reference rate, not necessarily the lowest, established from time to time, which serves as the basis upon which effective interest rates are calculated for loans making reference thereto. The Prime Rate is currently **Three and One Quarter** percent **(3.25%)**.

2. <u>Repayment Terms</u>. Borrower shall pay accrued interest on all outstanding amounts hereunder in monthly installments, in arrears, commencing on **June 30, 2015**, and continuing on the **30th** day of each consecutive calendar month thereafter, until the Maturity Date, as hereafter defined, at which time all outstanding amounts hereunder, including, but not limited to, all outstanding principal and accrued interest thereon, plus any fees, charges or other amounts owed or owing as provided herein, shall be due and payable.

If any payment under this Note shall become due and payable on a day other than a normal business day of Lender, then such payment shall be made on the next succeeding normal business day of Lender, and any such extension of time shall be included, in full, in the calculation of accrued interest in connection with such payment.

Interest shall be calculated on the basis of the actual number of days elapsed, computed on a daily basis using a 360-day year.

3. <u>Line of Credit</u>. The Loan governed by this Note is a committed revolving line of credit under which the Borrower may request and the Lender, subject to the terms and conditions of this Note and the Loan

Agreement, will make advances to the Borrower from time to time until the Maturity Date, in an aggregate amount outstanding at any time not to exceed **$9,000,000.00** (the "Line of Credit"). The "Maturity Date" shall mean **June 30, 2016,** unless extended pursuant to the terms of the Loan Agreement-Revolving Line of Credit between Borrower and Lender. The Borrower acknowledges and agrees that in no event shall the Lender be obligated to extend or renew the Line of Credit beyond the Maturity Date.

4. **Conditions Precedent to Advances.** The obligation of Lender to make periodic disbursements of any portion of the principal balance to Borrower, any disbursements in order to protect the Collateral, as defined in the Security Agreement, or any other disbursement required or permitted by the Loan Documents (collectively, "**Advances**" and, each individually an "**Advance**") shall be subject to the satisfaction of each of the following conditions precedent:

(a) All of the representations and warranties made in the Loan Documents shall be true and correct as of the date of each Advance;

(b) Borrower's full compliance with all of the covenants contained in the Loan Documents; and

(c) There shall be no Event of Default which has occurred or is continuing, and no matter, event or occurrence shall exist which could or would, with the passage of time, giving of notice, or both, constitute an Event of Default.

5. **Revolving Balance.** This Note is a revolving note and, subject to the foregoing, and in accordance with the provisions hereof and any other Loan Documents, Borrower may, at its option, borrow, pay, prepay and re-borrow hereunder at any time prior to the Maturity Date hereunder or such earlier date as the obligations of Borrower to Lender under this Note, and any other Loan Document, shall become due and payable, or the obligation of Lender to extend financial accommodations to Borrower shall terminate; provided, however, that in any event the principal balance outstanding hereunder shall at no time exceed the face amount of this Note. This Note shall continue in full force and effect until all obligations and liabilities evidenced by this Note are paid in full and Lender is no longer obligated to extend financial accommodations to Borrower, even if, from time to time, there are no amounts outstanding respecting this Note.

6. **Other Loan Documents.** This Note is being executed by Borrower in connection with certain other documents, agreements and instruments related hereto or contemplated hereby, whether now existing or hereafter arising, including, but not limited to, a loan, credit or letter agreement, as applicable, between Borrower and Lender, entered into on or before the date hereof, and any and all documents, agreements and instruments guarantying or securing the payment or performance of any obligation owed or owing to Lender hereunder or in connection herewith, or as contemplated hereby, whether now existing or hereafter arising (as the same may be amended, restated, renewed, extended or modified, collectively, the "Loan Documents" and, each individually, a "Loan Document"). The terms and conditions of each of the Loan Documents are hereby incorporated by reference herein and made a part hereof. Notwithstanding the forgoing, the terms and conditions set forth in this Agreement are in addition to, and not in limitation of, the terms and conditions set forth in any other Loan Document, and any and all amendments, restatements, renewals, extensions and modifications thereof or thereto.

7. **Late Charge.** In the event that Borrower fails to make any payment owed or owing hereunder within ten (10) days after becoming due and payable, then Borrower immediately shall pay to Lender, in addition to all other amounts owed or owing hereunder, a late charge equal to **Five** percent **(5.00%)** of said amount not paid when due and payable. The ten (10) day period contemplated hereby does not, and shall not be construed to, extend the applicable due date for any amount owed or owing hereunder.

8. **Default Rate.** At Lender's sole discretion, and without any notice to Borrower, upon the occurrence of any Event of Default (as hereinafter defined), or upon Borrower's failure to pay the outstanding balance of the Note, upon Lender's demand, all outstanding amounts owed or owing hereunder shall bear interest at a rate per annum equal to **Five** percentage points **(5.00%)** in excess of the applicable interest rate otherwise then in effect hereunder, up to, but in no event more than, the maximum rate allowed by applicable law (the "**Default**

Rate"). The Default Rate shall be calculated and adjusted in the same manner, and have the same effect as, the interest rate in effect hereunder immediately prior to the applicability of the Default Rate, except at the higher rate as provided herein, and shall continue to apply to all outstanding amounts owed or owing hereunder, regardless of whether judgment has been confessed or entered hereon against any person or entity.

9. **Lawful Purpose**. Borrower hereby represents and warrants that: (a) Borrower is not listed on the United States Department of the Treasury, Office of Foreign Asset Control's ("OFAC") Specially Designated Nationals and Blocked Person List, as it may be amended from time to time (a "**Sanctioned Person**"), and is not in violation of and does not engage in any dealings prohibited by, or which would result in a violation of, any anti-terrorism laws; (b) Borrower is in full compliance with any and all OFAC Sanction Programs; (c) no funds or credit loaned or advanced by Lender hereunder or under any of the other Loan Documents will be used, directly or indirectly, for any unlawful purposes, or to make any payments to, or fund or finance, in whole or in part, any investments, operations, or activities in or with respect to a Sanctioned Person or in violation of any OFAC Sanction Program; and (d) no funds used to pay or repay any amounts owed hereunder are derived from any unlawful activity,

10. **Default**. The occurrence of any of the following (each an "**Event of Default**") shall be an Event of Default under this Note and under each of the Loan Documents.

(a) The nonpayment of any amount required to be paid under this Note or under any other Loan Document, when due and payable, as provided herein or therein;

(b) The breach or nonperformance, in whole or in part, of any covenant or agreement, or the breach of any representation or warranty provided in this Note, or under any other Loan Document;

(c) The breach or nonperformance, in whole or in part, of any covenant or agreement provided in any other Loan Document;

(d) The voluntary or involuntary filing of any petition or commencement of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or other similar proceeding, by or on behalf of, or against, Borrower, or with respect to any property, assets, rights or interests thereof, whether now existing or hereafter acquired;

(e) The entry of any order, judgment or decree approving the appointment of a receiver or trustee, for or with respect to any property, assets, rights or interests of Borrower, whether now existing or hereafter acquired;

(f) Borrower: (i) makes any general assignment for the benefit of creditors; (ii) fails to, or is otherwise unable to, pay its debts generally, and in full, as such debts become due; or (iii) is determined to be insolvent by a court of competent jurisdiction, or by any test for solvency recognized by the courts of the State of Ohio;

(g) Borrower or any Obligor, as defined herein: (i) becomes subject at any time to any law, regulation or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits Lender from making any loan, advance, disbursement, or extension of credit to Borrower or such Obligor, or from otherwise conducting business with Borrower or any Obligor or consummating any of the transactions contemplated hereby; or (ii) fails to provide satisfactory documentary and other evidence, as may be requested by Lender, at any time, necessary in the sole discretion of Lender to verify the identity of Borrower or any Obligor, or to comply with any applicable law or regulation, including, but not limited to, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318;

(h) The occurrence of an event of default with respect to any other indebtedness, obligations, agreements or covenants of any Obligor to Lender;

(i) Any representation, warranty or statement, whether oral or written, made herein or furnished or provided to lender in connection herewith, or in connection with any other Loan Document, is materially incorrect, inaccurate, false, misleading or erroneous, in whole or in part;

(j) The revocation or other termination, in whole or in part, other than voluntarily by Lender, of any guaranty, security or other collateral securing the payment or performance of any or all of the obligations evidenced hereby, or arising in connection herewith;

(k) Any Borrower or any Obligor is in default or in breach of, or with respect to, any other indebtedness or obligation owed or owing to Lender; or

"Obligor" as used herein shall mean each Borrower and any person or entity guarantying or providing any security or collateral for the payment or performance of any obligation owed or owing to Lender under, or in connection with, this Note or any Loan Document, or any transaction contemplated hereby or thereby, whether now existing or hereafter arising.

11. Remedies; Acceleration. Upon the occurrence of any Event of Default, Lender shall have no further obligations or duties hereunder, or under any other Loan Document, including, without limitation, any obligation to make any loan, advance or disbursement, or to extend any credit, as applicable, to any person or entity, and, without any notice to, or demand upon, Borrower, the entire accelerated balance of the outstanding amounts owed or owing hereunder and under any or all of the other Loan Documents, plus all accrued interest and other charges thereon, immediately shall be due and payable, in full, and all such amounts shall bear interest at the Default Rate from the date of the occurrence of the Event of Default, and Lender may utilize or exercise, at any time, and from time to time, any or all rights or remedies available hereunder or under any other Loan Document, or under applicable law or in equity.

All rights and remedies of Lender under this Note are cumulative and concurrent with, and not exclusive of, each other right and remedy hereunder and each right and remedy available under any other Loan Document, or under law or in equity, and each such right and remedy may be exercised or pursued singularly, successively or contemporaneously, in whole or in part, at any time and from time to time, as often as an occasion therefor shall occur. Lender's failure, in whole or in part, to exercise any right or remedy, or to enforce any term or condition, under this Note or any other Loan Document, or under law or in equity, shall not operate or be construed as any waiver or limitation, in whole or in part, of Lender's right or ability to exercise or enforce the same, or to exercise any other right or remedy or to enforce any other term or condition, at any time, or from time to time, as often as an occasion therefor shall occur.

Borrower hereby expressly and forever waives demand, presentment, protest, notice of dishonor, notice of non-payment, notice of the acceleration of the balance of all outstanding amounts owed or owing hereunder upon any Event of Default, any and all lack of diligence or delays in collection or enforcement of this Note and all defenses based on suretyship or impairment of collateral, as part of the consideration for the obligations of Lender evidenced hereby.

Any waiver by Lender of, or failure to enforce, any term or condition under this Note or under any other Loan Document, or to declare any event of default hereunder or thereunder, shall not operate as a waiver of any subsequent default or affect the right of Lender or holder to exercise any right or remedy not expressly waived in writing by Lender or holder.

12. <u>Preservation of Rights</u>. In the event that Lender (a) releases all or any part of any security or collateral for this Note or any person liable for the loan or the indebtedness and other obligations evidenced hereby, (b) grants an extension of time for the payment or performance of the indebtedness or other obligations evidenced hereby, (c) takes other or additional security for the payment thereof, (d) accepts partial payments, or (e) otherwise exercises or waives or fails to exercise any right granted herein or in any of the other Loan Documents, no such act or omission shall constitute a waiver of any default, or extend or affect the grace period, if any, release Borrower, subsequent owners of the collateral used to secure this loan, or any part hereof, or any co-makers or guarantors of this Note, or any of the other Loan Documents, or preclude Lender from exercising any right, power or privilege herein granted or intended to be granted for any Event of Default. Borrower hereby waives the benefit of any laws which now or hereafter might authorize the stay of any execution to be issued on any judgment recovered on this Note or the exemption of any property from levy or sale thereunder. Borrower also waives and releases unto Lender or holder hereof, all errors, defects and imperfections whatsoever of a procedural notice in the entering of any judgment or any process or proceedings relating thereto.

The obligations evidenced by this Note may, from time to time, be evidenced by another note or notes given in substitution, renewal, restatement, amendment, revision, modification or extension hereof. All of the Loan Documents which secure this Note, and any guaranty which guarantees the obligations evidenced hereby, shall remain in full force and effect notwithstanding any such amendment, modification, revision, supplement, substitution, renewal, extension or restatement.

13. <u>Application of Proceeds</u>. All payments received by Lender required under, or contemplated by, this Note or any other Loan Document shall be applied by Lender to the following items in such order and priority as Lender may determine in its sole discretion: (a) any amounts advanced or paid by Lender for costs and expenses as provided herein or in any other Loan Document; (b) any overdue or delinquent amounts owed or owing hereunder or under any other Loan Document; (c) accrued interest on any amounts owed or owing hereunder or under any other Loan Document; (d) any outstanding principal owed or owing hereunder or under any other Loan Document; (e) any fees, charges or other amounts, other than principal or interest, owed or owing hereunder or under any other Loan Document; or (f) to the principal or interest on any other indebtedness owed from Borrower to Lender, whether direct or indirect, contingent or otherwise, or any other amounts owed or owing to Lender in connection therewith.

14. <u>Loan Fee; Costs and Expenses</u>. Borrower shall pay to Lender upon the execution and delivery hereof a **"Loan Fee"** in the amount of **Nine Thousand and 00/100 Dollars ($9,000.00)**, which shall be deemed to be earned by Lender, in full, upon the receipt thereof, and be non-refundable. In addition to the aforementioned Loan Fee, Borrower shall pay to Lender upon the execution and delivery hereof, or promptly upon written demand from Lender if thereafter incurred, all fees, costs and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Note or any other Loan Document, or the consummation of any transaction contemplated hereby or thereby, whether now existing or hereafter arising, including, but not limited to, all costs and expenses for taxes, lien searches, recording, notary and filing fees, and all reasonable fees for attorneys, appraisers, consultants and other professionals. In the event that Lender pays or advances any such fees, costs or expenses on behalf of Borrower, Borrower shall promptly reimburse Lender in full, upon written demand from Lender for the same. At Lender's sole option, any or all such fees, costs or expenses not promptly repaid or reimbursed in full by Borrower shall be payable on demand or added to the balance of the Note, together with all accrued interest thereon, from the date of Lender's payment or advancement thereof, at the applicable rate provided hereunder.

15. <u>Further Assurances</u>. Borrower shall promptly execute and deliver to Lender all such additional documents, agreements and instruments, and take all such additional action, as Lender may, at any time and from time to time, reasonably request in order to obtain the full benefits and rights granted, or purported to be granted, under this Note or any other Loan Document. Borrower hereby expressly authorizes Lender, at any time, and from time to time, without notice or demand, and without affecting any obligations or liability of Borrower hereunder or under any other Loan Document, to correct any patent errors and to fill in any blanks in this Note or any other Loan Document.

16. **Joint and Several Liability**. If this Note is being executed by more than one Borrower, then all obligations, liabilities, covenants, promises, agreements, representations and warranties of Borrower hereunder or in connection herewith shall be joint and several with respect to each such Borrower. Each person or entity executing this Note as a Borrower hereunder acknowledges and agrees that each Borrower: (a) was a co-applicant to the Loan; (b) shall be bound as a primary co-obligor hereunder, and shall not be deemed to be an accommodation party or a surety with respect hereto or in connection herewith; and (c) has a direct economic interest in the use of, and shall directly benefit from, the Loan and any and all advances, disbursements and extensions of credit made in connection therewith.

17. **Severability**. In the event that any term or condition of this Note or any part hereof for any reason, is lawfully determined to be invalid or unenforceable, or to otherwise invalidate or render unenforceable this Note or any part hereof, then, in any such event, only that term or condition, or, to the extent possible, only that part of such term or condition, shall be deemed to be null and void and of no force or effect, and the remaining terms and conditions hereof, or, to the extent possible, the remaining part of such term or condition, shall remain in full force and effect, and this Note shall be interpreted to give as much meaning to the specific language used herein as reasonably possible, regardless of whether any term or condition, or any part hereof, is rendered null and void pursuant hereto.

18. **Interpretation**. Unless the context indicates otherwise, in this Note the masculine gender shall include the feminine or neuter, and the singular number shall include the plural, and vice versa, in each case; the term "or" shall be deemed to include "and/or," and the term "include" or "including," or any derivative thereof, shall be deemed to be illustrative and not exclusive, and "without limitation." The titles and headings used herein are intended solely for the convenience of the parties, and any ambiguity between any title or heading used herein and any language contained in any section or paragraph hereof shall be resolved in favor of the language contained in the section or paragraph.

19. **Modification**. No amendment, restatement, extension, renewal or modification hereof or hereto shall be binding or enforceable unless in writing and signed by all parties hereto with the same formalities as this Note.

20. **Counterparts**. This Note may be executed in any number of counterpart copies executed by the parties hereto, but all such executed counterparts shall constitute one and the same agreement. Executed counterpart copies of a signature page of this Note may be delivered and exchanged through facsimile or similar electronic transmission, and shall be deemed effective when received by the other party. Any party delivering a signed counterpart copy hereof through facsimile or similar electronic transmission shall promptly deliver an original, manually executed counterpart, provided, however, that a party's failure to deliver a manually executed counterpart promptly after delivering a signed counterpart copy through facsimile or similar electronic transmission shall not affect the validity or enforceability of the signed counterpart copy delivered through facsimile or similar electronic transmission.

21. **Successors and Assigns; Binding Effect**. This Note and the obligations of Borrower hereunder shall be binding on Borrower and each of its heirs, administrators, executors, successors and permitted assigns, and shall inure to the benefit of Lender and each of its agents, representatives, successors and assigns; provided however, that: (a) Lender may assign or convey all or any part of this Note, or the rights and obligations hereunder, at any time, and from time to time, in Lender's sole discretion; and (b) Borrower shall not assign or convey this Note or any rights or obligations hereunder, in whole or in part, without Lender's prior written consent, which may be withheld in Lender's sole discretion.

22. **Notice**. All notices, consents or requests desired or required to be given hereunder shall be in writing and shall be (i) delivered in person, (ii) sent by registered or certified mail, return receipt requested, postage prepaid, to the address of the parties listed below or to such other address as such party shall have designated by proper notice, or (iii) sent by confirmed facsimile transmission with a duplicate copy sent by registered or certified mail in accordance with the preceding clause:

AS TO LENDER:	AS TO BORROWER:
The Home Savings and Loan Company of Youngstown, OH **275 West Federal Street** **Youngstown, OH 44503**	**Avalon Holdings Corporation** **1 American Way, NE** **Warren, OH 44484**
	WITH A COPY TO: **American Waste Management Services, Inc.** **American Landfill Management, Inc.** **American Construction Supply Inc.** **American Waste NJ, LLC** **Avalon Golf and Country Club, Inc.** **Avalon Lakes Golf, Inc.** **Avalon Country Club at Sharon, Inc.** **The Avalon Resort and Spa LLC** **The Havana Cigar Shop, Inc.** **Avalon Travel, Inc.** **TBG, Inc.** **1 American Way, NE** **Warren, OH 44484**

or to such person or persons at such address or addresses as may be designated from time to time by written notice to the other party hereunder.

All notices given hereunder shall be effective when received if delivered in person, three days after delivery if sent by registered or certified mail, and when sent if delivered by confirmed facsimile transmission. Notice shall be effective as to Borrower when received by any one of the individuals listed above.

23. USA Patriot Act Notification. The following notification is provided pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

> IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for Borrower: When Borrower opens an account, if Borrower is an individual, Lender will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Lender to identify Borrower, and, if Borrower is not an individual, Lender will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower. Lender may also ask, if Borrower is an individual, to see Borrower's driver's license or other identifying documents, and, if Borrower is not an individual, to see Borrower's legal organizational documents or other identifying documents.

24. Governing Law; Exclusive Jurisdiction and Venue. This Note shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Ohio, without regard to conflict of laws principles. Borrower, for itself and on behalf of each of its officers, directors, principals, representatives, agents, heirs, executors, administrators. affiliates, successors and permitted assigns, hereby irrevocably and unconditionally, CONSENTS AND SUBMITS, AND WAIVES ANY AND ALL OBJECTIONS TO, EXCLUSIVE JURISDICTION OF THE STATE OF OHIO, AND TO EXCLUSIVE VENUE IN THE COMMON PLEAS COURTS OF THE STATE OF OHIO, FOR, AND WITH RESPECT TO, EACH AND EVERY ACTION OR PROCEEDING ARISING OUT OF, OR IN ANY WAY

RELATED TO, THIS NOTE OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, whether now existing or hereafter arising.

25. Waiver of Trial by Jury. Borrower, for itself and on behalf of each of its officers, directors, principals, representatives, agents, heirs, executors, administrators, affiliates, successors and permitted assigns, hereby irrevocably and unconditionally WAIVES THE RIGHT TO A TRIAL BY JURY IN, AND WITH RESPECT TO, EACH AND EVERY ACTION OR PROCEEDING ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, whether now existing or hereafter arising, and expressly consents and agrees that any such action or proceeding shall be fully decided on its merits by a court trial, without a jury.

26. POWER TO CONFESS JUDGMENT. Borrower hereby irrevocably authorizes any attorney at law to appear in any court of record in the State of Ohio, or any other State or Territory of the United States, after any indebtedness evidenced hereby or arising hereunder becomes due, whether by acceleration or otherwise, to waive the issuance and service of process and enter an appearance and confess judgment against Borrower in favor of the Lender or the lawful holder hereof for all amounts then due hereunder, together with costs of suit, and thereupon to release all defects and errors, of any kind or nature, whether substantive, procedural or otherwise, and waive all rights of appeal and to stays of execution. In the event of an error, omission or mistake in obtaining a cognovit judgment, Borrower agrees that the cognovit judgment shall not be set aside, but rather shall be corrected by a nunc pro tunc cognovit judgment entry. Borrower hereby expressly (a) waives any and all conflicts of interest with respect to any attorney retained by Lender to confess judgment against Borrower upon this Note, (b) consents to the attorney retained by Lender in receiving reasonable legal fees from Lender for legal services rendered in connection with confessing judgment against Borrower hereupon, and (c) waives any and all rights of appeal from any judgment, order or decision rendered in such a cognovit action, and agrees that any judgment, order or decision of the trial court shall be the final determination of such issues as between Lender and Borrower. A copy hereof or any other Loan Document, verified by Lender, may be filed in each such proceeding in place of the filing of the original as a warrant of attorney. In the case that Borrower is a natural person, the death of any Borrower shall not impair the authority granted herein as to any surviving Borrower. The authority and power to appear for and enter judgment against Borrower shall not be extinguished by any judgment entered pursuant thereto or in connection therewith. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the obligations evidenced hereby or arising hereunder, or under any of the other Loan Document, remains unpaid, and any confession of judgment and subsequent vacation thereof pursuant hereto, shall not constitute termination or limitation of this warrant of attorney to confess judgment in any respect.

BORROWER HEREBY FURTHER ACKNOWLEDGES AND RESPRESENTS THAT THE CONSENT TO EXCLUSIVE JURISDICTION AND VENUE, THE WAIVER OF TRIAL BY JURY, AND THE POWER TO CONFESS JUDGMENT PROVIDED HEREIN ARE EACH KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY GIVEN, WITHOUT ANY UNDUE INFLUENCE.

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Holdings Corporation
An Ohio Corporation

By: /s/ Bryan P. Saksa
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Waste Management Services, Inc.
An Ohio Corporation

By: /s/ Bryan P. Saksa
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Landfill Management, Inc.
An Ohio Corporation

By: /s/ Bryan P. Saksa
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Construction Supply, Inc.
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Waste NJ L.L.C.
A New Jersey Limited Liability Company

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Golf and Country Club, Inc.
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Lakes Golf, Inc.
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Country Club at Sharon, Inc.
A Pennsylvania Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

The Avalon Resort and Spa LLC
An Ohio Limited Liability Company

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

The Havana Cigar Shop, Inc.
A Pennsylvania Corporation

By: /s/ Bryan P. Saksa
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Travel, Inc.
An Ohio Corporation

By: /s/ Bryan P. Saksa
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

TBG, Inc.
An Ohio Corporation

By: /s/ Bryan P. Saksa
Name: Bryan P. Saksa
Title: Treasurer